SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 14, 2007

Adobe Systems Incorporated

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15175 (Commission File Number)	77-0019522 (I.R.S. Employer Identification No.)

345 Park Avenue

San Jose, California 95110-2704

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02. Results of Operations and Financial Condition.

On June 14, 2007, Adobe issued a press release announcing its financial results for its second fiscal quarter ended June 1, 2007. A copy of this press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report and the exhibit attached hereto are being furnished and shall not be deemed filed for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

The attached press release includes non-GAAP diluted earnings per share, non-GAAP net income, non-GAAP operating income, non-GAAP operating margin, non-GAAP operating expenses, non-GAAP effective tax rate, and forecasted non-GAAP operating margin, non-GAAP earnings per share and non-GAAP effective tax rate for the third fiscal quarter 2007.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. We believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.

For our internal budgeting and resource allocation process, we use financial information that does not include: (a) the stock-based compensation impact of SFAS 123R and related tax impact; (b) amortization of Macromedia stock-based compensation and related tax impact; (c) restructuring and other charges and related tax impact; (d) amortization of purchased intangibles and incomplete technology and related tax impact; (e) investment gains and losses and related tax impact; (f) net tax impact of the R&D tax benefit; and (g) the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes.  We use these non-GAAP financial measures in making operating decisions because we believe the measures provide meaningful supplemental information regarding our operational performance and gives us a better understanding of how we should invest in research and development and fund infrastructure and go-to-market strategies.  We use these measures to help us make budgeting decisions, for example, as between product development expenses and research and development, sales and marketing and general and administrative expenses. In addition, these non-GAAP financial measures facilitate our internal comparisons to our historical operating results and comparisons to competitors’ operating results.

As described above, we exclude the following items from one or more of our non-GAAP measures:

A.            Stock compensation impact of SFAS 123R and related tax impact.  These expenses consist of expenses for employee stock options and employee stock purchases under SFAS 123R. We exclude stock-based compensation expenses from our non-GAAP measures primarily because they are non-cash expenses. Prior to the adoption of SFAS 123R in fiscal 2006, we did not include expenses related to employee stock options and employee stock purchases directly in our financial statements, but elected, as permitted by SFAS 123, to disclose such expenses in the footnotes to our financial statements.  As we apply SFAS 123R, we believe that it is useful to investors to understand the impact of the application of SFAS 123R to our operational performance, liquidity and our ability to invest in research and development and fund acquisitions and capital expenditures.  While stock-based compensation expense calculated in accordance with SFAS 123R constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because it is not an expense that typically requires or will require cash settlement by us and because such expense is not used by us to assess the core profitability of our business operations. We further believe these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements.  In addition, excluding this item from various non-GAAP measures facilitates comparisons to our competitors’ operating results.

B.            Amortization of Macromedia stock-based compensation and related tax impact.  We are amortizing stock-based compensation related to unvested options assumed in connection with our acquisition of Macromedia in December 2005. The stock-based compensation is expected to be fully amortized by the end of fiscal 2007.  We exclude these items because these expenses are non-cash in nature and because the non-GAAP financial measures which exclude this item provide meaningful supplemental information regarding our operational performance, liquidity, and our ability to invest in research and development and fund acquisitions and capital expenditures.  We further believe that excluding this expense is useful to investors in that it allows for greater transparency to certain line items in our financial statements.  In addition, excluding this item from various non-GAAP measures facilitates our internal comparisons to our historical operating results and comparisons to our competitors’ operating results.

C.            Restructuring and other charges and related tax impact.  We incurred Board of Director approved restructuring charges associated with realigning our business upon the acquisition of Macromedia in December 2005.  These actions were taken to eliminate certain duplicative activities, focus our resources on future growth opportunities and reduce our cost structure.  In connection with the worldwide restructuring plan, we recognized costs related to termination benefits for former Adobe employees whose positions were eliminated and for the closure of Adobe facilities.  We also recognized costs related to the cancellation of certain contracts held by us.  We exclude these items because these expenses are not reflective of ongoing operating results in the current period.  It is possible, however, that additional charges related to our facility leases may be incurred for various reasons including changes in cost estimates, the date the facility is vacated, subtenant leases, etc.

D.            Amortization of purchased intangibles and incomplete technology and related tax impact.  We incur amortization of purchased intangible assets primarily in connection with our acquisition of Macromedia in December 2005. Purchased intangibles include (a) developed technology and (b) core technology and patents. Developed technology relates primarily to Macromedia products across all of Macromedia product lines that had reached technological feasibility as of December 2005. Core technology and patents represent primarily a combination of Macromedia’s processes, patents and trade secrets developed through years of experience in design and development of its products. We expect to amortize for accounting purposes the fair value of the purchased intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated.  Although, the intangible assets generate revenue for us, we exclude this item because this expense is non-cash in nature and because we believe the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding our operational performance, liquidity and our ability to invest in research and development and fund acquisitions and capital expenditures.  In addition, excluding this item from various non-GAAP measures facilitates our internal comparisons to our historical operating results and comparisons to our competitors’ operating results. We also incurred charges related to (i) incomplete technology in connection with certain small acquisitions and (ii) prior activity in connection with a technology license arrangement. We exclude these items because these expenses are not reflective of ongoing operating results in the current period.

E.             Investment gains and losses and related tax impact.  We incur investment gains and losses on the sale and exchange of equity securities that are held directly and also indirectly through investment partnerships. We do not actively trade publicly-held securities nor do we rely on these securities positions for funding our ongoing operations.  We exclude gains and losses and the related tax impact on these equity securities because these items are unrelated to our ongoing business and operating results.

F.             Net tax impact of the R&D Tax Benefit. In the first quarter of 2007, we realized a one time tax benefit due to the reenactment of the Federal Research and Development tax credit, which was retroactively extended to January 1, 2006.  The impact of this law change was reflected in our first quarter fiscal year 2007 tax provision as a discrete item related to the tax credit for fiscal year 2006.  We excluded this item because this tax benefit is not reflective of ongoing results and has no direct correlation to the operation of our business.

G.            Effective Tax Rate. Excluding the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes assists investors in understanding the tax provision associated with those adjustments and the effective tax rate related to our ongoing operations.

We believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our financial results as determined in accordance with GAAP and that these measures should only be used to evaluate our financial results in conjunction with the corresponding GAAP measures and that is why we qualify the use of non-GAAP financial information in a statement when non-GAAP information is presented.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

99.1         Press release dated June 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: June 14, 2007	By:	/s/ MARK GARRETT

Mark Garrett Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued on June 14, 2007 entitled “Adobe Reports Record Revenue.”